10f-3 REPORT

  SMITH BARNEY INVESTMENT SERIES
  SELECT LARGE CAP CORE FUND:
  MANAGED BY: SMITH BARNEY FUND MANAGEMENT

October 1, 2001 through December 31, 2001

                     Trade                                              % of
Issuer               Date     Selling Dealer    Amount       Price    Issue(1)
Prudential Financial 12/12/01 Goldman Sachs     $3,715,938
					Neuberger Berman      26,813
							      $3,742,751	$27.500   0.24%A

(1)  Represents purchases by all affiliated funds; may not exceed
       25% of the principal amount of the offering.
A   Includes purchsase of $18,078,501 by other Smith Barney Mutual Funds.

January 1, 2002 through March 31, 2002

                     Trade                                              % of
Issuer               Date     Selling Dealer    Amount       Price    Issue(1)
Alcon Inc.          3/20/02   CS First Boston  $8,975,010     $33.00	1.06%A

(1)  Represents purchases by all affiliated funds; may not exceed
       25% of the principal amount of the offering.
A   Includes purchase of $15,444,990 by other Smith Barney Mutual Funds.

  SMITH BARNEY INVESTMENT SERIES
  LARGE CAP CORE FUND:
  MANAGED BY: SMITH BARNEY FUND MANAGEMENT

October 1, 2001 through December 31, 2001

                     Trade                                              % of
Issuer               Date     Selling Dealer    Amount       Price    Issue(1)
Prudential Financial 12/12/01 Goldman Sachs     $65,313
					Neuberger Berman      688
							      $66,001	$27.500   0.24%A

(1)  Represents purchases by all affiliated funds; may not exceed
       25% of the principal amount of the offering.
A   Includes purchsase of $21,755,251 by other Smith Barney Mutual Funds.

January 1, 2002 through March 31, 2002

                     Trade                                              % of
Issuer               Date     Selling Dealer    Amount       Price    Issue(1)
Alcon Inc.          3/20/02   CS First Boston  $170,610     $33.00	1.06%A

(1)  Represents purchases by all affiliated funds; may not exceed
       25% of the principal amount of the offering.
A   Includes purchase of $24,249,390 by other Smith Barney Mutual Funds.